UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 15, 2007

ACORN FACTOR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-19771	22-2786081
(State or Other Jurisdiction	(Commission file Number)	(IRS Employer
of Incorporation)	Identification No.)

200 Route 17, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 529-2026

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

The Registrant has filed with the Securities and Exchange Commission a notification on Form 12b-25 to permit the Registrant an extension to file the quarterly report on Form 10-Q for the quarter ended June 30, 2007.

The Registrant intends to file its Form 10-Q on August 20, 2007, the extended due date.

The notification on Form 12b-25 includes disclosure of preliminary unaudited consolidated operating data for the quarter and six months ended June 30, 2007 and for the comparable period in 2006.  Such data is also furnished herewith as Exhibit 99.1

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1

Summary of preliminary unaudited consolidated operating data for the quarter and six months ended June 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of August 2007.

ACORN FACTOR, INC.

By:	/s/ Sheldon Krause
Name: Sheldon Krause Title: Secretary and General Counsel